Exhibit 13

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Navios South American Logistics Inc. (the “Registrant”) hereby certify, to such officers’ knowledge, that:

(i) the accompanying annual report on Form 20-F of the Registrant for the year ended December 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 15, 2021	/s/ Claudio Pablo Lopez

Claudio Pablo Lopez Chief Executive Officer

Date: April 15, 2021	/s/ Ioannis Karyotis

Ioannis Karyotis Chief Financial Officer